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                             FIRST AMENDMENT TO
                          ADVANCE ACCOUNT AGREEMENT



            THIS FIRST AMENDMENT TO ADVANCE ACCOUNT AGREEMENT ("First Amendment") is entered into as of April 13, 1994, by and between National Medical Enterprises, Inc., a Nevada corporation ("NME") and Bank of America National Trust and Savings Association ("Bank"), and amends the Advance Account Agreement dated as of December 16, 1993, by and among NME and the Bank, (the "Agreement").

                                   RECITAL

            NME and the Bank wish to amend the Agreement on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

            1. Terms. All capitalized terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

            2. Amendments and Consent. NME and the Bank hereby agree to amend the Agreement as follows:

            2.1 Section 2 of the Agreement is hereby amended by deleting the last sentence thereof and inserting in lieu thereof the following:

            " "Applicable Margin" shall have the meaning ascribed to the term "Euro-Dollar Margin" in the Credit Agreement (as hereinafter defined, such definition, and all defined terms included therein being incorporated by reference herein with full force and effect as if set forth in full herein)."

            2.2 Section 8(c) of the Agreement is hereby amended and restated in its entirety as follows:

                  "The representations and warranties contained in Sections
            3.07 through 3.14 of the Credit Agreement dated as of April 13, 1994, among NME, the banks party thereto, and Morgan Guaranty Trust Company of New York, as a bank and as the administrative agent for the banks, the "Credit Agreement")(as the same may be amended, modified or restated from time to time) are true and correct on and as of the date of delivery of this Agreement (except to the extent they expressly relate to an earlier date), with the same force and effect as though made on and as of such date. Terms not defined herein have the meanings assigned to them in the Credit Agreement."


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            2.3   Section 9 of the Agreement is amended and restated in its
entirety as follows:

                  "9.  NME shall:  So long as credit is available under this
            Agreement and until full and final payment of NME's obligations under this Agreement and any instrument or agreement required under this Agreement, perform and comply with each and every covenant and agreement required to be performed or observed by it pursuant to Articles 5 and 6 of the Credit Agreement as in effect from time to time, and all such provisions, together with the related definitions of terms contained therein, are hereby incorporated by reference herein with the same force and effect as if each and every such provision were set forth herein in its entirety and that the term "Bank" therein shall be deemed to refer to the Bank herein for the purpose of any such information reporting and similar requirements contained therein. Any amendment, waiver, restatement or similar modification of such incorporated provisions under and pursuant to the Credit Agreement shall operate to amend, modify or restate, as the case may be, such provisions as they are incorporated into this Agreement. In the event that this Agreement remains in effect and the Credit Agreement is terminated, or all amounts under the Credit Agreement are paid in full, NME and its Subsidiaries shall continue to comply with and perform all of their affirmative and negative financial covenants contained in the Credit Agreement as in effect immediately prior to such termination or payment (which affirmative and negative covenants, and related definitions, shall continue to be incorporated herein by reference with the same force and effect as if set forth in full herein)."

            2.4 Section 10(c) of the Agreement is amended and restated in its entirety as follows:

                  "c.  The occurrence of an "Event of Default" within the
            meaning of Article 7 of the Credit Agreement as in effect from time to time, the provisions of which, together with the related definitions of terms contained therein, are hereby incorporated by reference herein with the same force and effect as if each and every such provision were set forth herein in its entirety. Any amendment, waiver, restatement or similar modification of such incorporated provisions under and pursuant to the Credit Agreement shall operate to amend, modify or restate, as the case may be, such provisions as they are incorporated into this Agreement. In the event that this Agreement remains in
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            effect and the Credit Agreement is terminated, or all amounts under the Credit Agreement are paid in full, the Events of Default set forth in Article 7 of the Credit Agreement as in effect immediately prior to such termination or payment shall continue in effect for purposes of this Agreement (which provisions, and related definitions, shall continue to be incorporated herein by reference with the same force and effect as if set forth in full herein);"

            2.5 The Bank hereby consents to the repayment of all obligations under and termination of the Credit Agreement, as defined in the First Amendment, and the execution, delivery and performance by NME of the Credit Agreement, as defined in this First Amendment.

            3. Representations and Warranties. NME represents and warrants to the Bank:

            3.1 Authorization. The execution, delivery and performance of this First Amendment by NME have been authorized by all necessary corporate action.

            3.2 Binding Obligation. This First Amendment has been duly executed and delivered by NME and constitutes the legal, valid and binding obligations of NME, enforceable in accordance with its terms.

            3.3 No Legal Obstacle to Agreement. Neither the execution of this First Amendment, the making of any borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which NME is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to NME or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of NME. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance of this First Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any borrowing under the Agreement.

            3.4 Default. No Default or Event of Default under the Agreement (as modified hereby) has occurred and is continuing.

            4.    Miscellaneous.

            4.1 Effect of First Amendment. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. Except as otherwise
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provided herein, the Agreement is in all respects ratified and confirmed, and nothing contained in this First Amendment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Agreement or any right of the parties thereto.

            4.2 Waivers. This First Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

            4.3 Applicable Law. This First Amendment shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of California.

            4.4 Counterparts. This First Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


            IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first written above.



BANK OF AMERICA NATIONAL                  NATIONAL MEDICAL ENTERPRISES,
TRUST AND SAVINGS ASSOCIATION             INC.


By   /s/  Clay Cole                       By   /s/ Maris Andersons
Vice President                                   Maris Andersons
                                              Executive Vice President
                                                  and Treasurer

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